UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2012

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

	100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
	(Address of principal executive offices)	(Zip Code)

410-470-2800

(Registrant’s telephone number, including area code)

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

2 CENTER PLAZA, 110 WEST FAYETTE STREET, BALTIMORE, MARYLAND		21201
	(Address of principal executive offices)	(Zip Code)

410-234-5000

(Registrant’s telephone number, including area code)

MARYLAND

(State of Incorporation of both registrants)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 12, 2012, Constellation Energy Group, Inc., a Maryland corporation (“Constellation”), completed the previously announced merger (the “Merger”) with Bolt Acquisition Corporation, a Maryland corporation (“Merger Sub”) and a wholly-owned subsidiary of Exelon Corporation, a Pennsylvania corporation (“Exelon”), in accordance with the Agreement and Plan of Merger, dated as of April 28, 2011, by and among Constellation, Exelon and Merger Sub (the “Merger Agreement”). Constellation is the surviving corporation in the Merger and, as a result of the Merger, became a wholly-owned subsidiary of Exelon. Pursuant to the Merger, among other things, each issued and outstanding share of the common stock, without par value, of Constellation (other than shares owned by Exelon or Merger Sub, or held by Constellation or its subsidiaries, which were cancelled as a result of the Merger), including grants of restricted stock (collectively, “Constellation Common Stock”), automatically converted into the right to receive 0.930 shares of common stock (the “Exchange Ratio”), without par value, of Exelon (“Exelon Common Stock”).

Item 1.01. Entry into a Material Definitive Agreement.

Immediately following the completion of the Merger, Exelon and Constellation completed a series of internal corporate organizational restructuring transactions. These internal restructuring transactions have no effect on the conversion of Constellation Common Stock into Exelon Common Stock that occurred as a result of the Merger. On March 12, 2012, shortly following completion of the Merger, Constellation entered into an Agreement and Plan of Merger with Exelon (the “Upstream Merger Agreement”), pursuant to which Constellation merged with and into Exelon, with Exelon surviving the merger (the “Upstream Merger”). The separate existence of Constellation ceased as a result of the Upstream Merger, and the shares of Constellation Common Stock that are held by Exelon, which are the only shares of Constellation Common Stock that are issued and outstanding after the Merger and immediately prior to the Upstream Merger, were cancelled and retired. In connection with and effective concurrently with the Upstream Merger, on March 12, 2012, Exelon, Constellation and RF HoldCo LLC, a Delaware limited liability company and subsidiary of Constellation (“RF HoldCo”), entered into a Distribution and Assignment Agreement (the “Distribution and Assignment Agreement”), pursuant to which Constellation, which owned 100% of RF HoldCo’s Class A membership interests (“Membership Interests”), distributed, assigned, transferred and conveyed all of its Membership Interests to Exelon, and Exelon, pursuant to a Contribution and Assignment Agreement, contributed the Membership Interests to Exelon Energy Delivery Company, LLC (“Exelon Energy Delivery”). Upon the completion of such transfers, Exelon Energy Delivery became a member of RF HoldCo, which holds all the shares of common stock of Baltimore Gas and Electric Company (“BGE”), and Exelon and Constellation ceased to be a member of RF HoldCo.

The foregoing summary of the Upstream Merger Agreement and the Distribution and Assignment Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Upstream Merger Agreement and the Distribution and Assignment Agreement, which are attached as Exhibit 2.2 and 2.3, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

As described above in the Introductory Note to this Current Report on Form 8-K, pursuant to the Merger Agreement and upon completion of the Merger, each issued and outstanding share of Constellation Common Stock automatically converted into the right to receive 0.930 shares of Exelon Common Stock. All options to purchase Constellation Common Stock under Constellation’s stock plans converted into options to acquire a number of shares of Exelon Common Stock as adjusted for the Exchange Ratio at an option price adjusted by the Exchange Ratio and otherwise on the same terms and conditions. All awards of Constellation unvested restricted stock granted prior to April 28, 2011, that were outstanding as of immediately prior to the consummation of the Merger became vested on a pro rata basis (determined based upon the number of months from the start of the applicable restricted period to the closing of the Merger) and converted into Exelon Common Stock at the Exchange Ratio in accordance with the applicable stock plan and award agreement terms. All Constellation restricted stock that remained unvested on a pro rata basis pursuant to the foregoing formula, and any Constellation unvested restricted stock granted after April 28, 2011, has been assumed by Exelon and automatically converted into shares of unvested restricted stock of Exelon at the Exchange Ratio. Likewise, all restricted stock units granted under Constellation’s stock plans and outstanding immediately prior to the completion of the Merger became vested on a pro rata basis (determined based upon the number of months from the start of the applicable restricted period to the closing of the Merger) and have been assumed by Exelon and automatically converted into a number of shares of Exelon Common Stock equal to the product of (i) the total number of shares of Constellation Common Stock subject to such grant of restricted units and (ii) the Exchange Ratio. In addition, all outstanding Constellation performance units under the Constellation Amended and Restated 2007 Long-Term Incentive Plan became vested on a pro rata basis (determined based on the number of months from the start of the applicable performance period to the completion of the merger) and, to the extent that such performance units became so vested, the holder is entitled to a cash payment within thirty days after completion of the Merger in an amount equal to $2.00 multiplied by the total number of performance units that became vested as of the completion of the Merger. With Exelon’s consent, Constellation modified the terms of the performance units so that the performance units that did not become so vested as of immediately prior to completion of the Merger were cancelled with the holder of each such unit becoming entitled to a payment at the target performance level of $1.00 per cancelled unit.

The information under Item 1.01 relating to the internal restructuring transactions is incorporated herein by reference.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to Constellation’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2011 and which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, Constellation notified the New York Stock Exchange (the “NYSE”) and the Chicago Stock Exchange (“CSE”) that on March 12, 2012 each issued and outstanding share of the Constellation Common Stock automatically converted into the right to receive 0.930 shares of Exelon Common Stock. On March 12, 2012, Constellation requested that the NYSE and the CSE file with the SEC an application on Form 25 to report that the shares of Constellation Common Stock are no longer listed on the NYSE and CSE, respectively. In addition, Constellation intends to file with the SEC a certification and notice of termination on Form 15 requesting the suspension of reporting obligations under Section 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

A copy of the press release announcing the delisting of Constellation Common Stock from the NYSE and the CSE is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The information under Item 2.01 is incorporated herein by reference.

On March 12, 2012, by operation of law, in connection with the Upstream Merger, Exelon succeeded to all of Constellation’s rights and obligations under the 2006 Indenture, dated July 24, 2006, as supplemented by the First Supplemental Indenture, dated June 27, 2008 (the “2006 Indenture”), by and between Constellation and Deutsche Bank Trust Company Americas, as trustee, relating to Constellation’s 8.625% Series A Junior Subordinated Debentures due 2063. In connection with the Upstream Merger, Exelon executed a supplemental indenture to the 2006 Indenture. For further information regarding the supplemental indenture, please see Items 2.03 and 3.03 of the Current Report on Form 8-K of Exelon filed with the SEC on March 14, 2012.

Item 5.01. Changes in Control of the Registrant

As a result of the Merger, a change in control of Constellation occurred, and Constellation became a wholly-owned subsidiary of Exelon. In addition, a change in control of BGE occurred, and as a result of the transactions described under Item 1.01, Exelon Energy Delivery owns 100% of the Class A Membership Interests of RF Holdco, which holds all the common equity of BGE. The information under Items 2.01 and 5.02 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In accordance with the terms of the Merger Agreement, upon completion of the Merger, Christopher Crane, the sole director of Merger Sub, became the sole director of Constellation. Effective upon completion of the Merger, therefore, each previous member of Constellation’s Board of Directors (the “Constellation Board”) ceased to hold his or her position as a director of Constellation. This was not a result of any disagreements between Constellation and the directors on any matter relating to Constellation’s operations, policies or practices.

On March 12, 2012, automatically under the terms of the Merger Agreement, upon completion of the Merger, each of the officers of Constellation immediately prior to the Merger became the officers of Constellation as the surviving corporation. Upon completion of the Upstream Merger, the officers and directors of Constellation ceased to hold their positions as Constellation is no longer in existence.

In addition, pursuant to the Merger Agreement upon consummation of the Merger, four Constellation directors, including Mayo A. Shattuck III, were appointed to the board of directors of Exelon. For further information regarding these individuals, please see Item 5.02 of the Current Report on Form 8-K of Exelon filed with the SEC on March 14, 2012.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, upon completion of the Merger, Constellation filed an amended and restated charter with the State Department of Assessments and Taxation of Maryland. In addition, the bylaws of Merger Sub as in effect immediately prior to the Merger became the bylaws of Constellation, as the surviving corporation in the Merger. Copies of the amended and restated charter and bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Upon completion of the Upstream Merger, Constellation ceased to exist.

Item 8.01. Other Events

On March 12, 2012, Constellation executed an Amendment to its Replacement Capital Covenant dated June 27, 2008 (the “Replacement Capital Covenant”). Constellation executed the Replacement Capital Covenant in favor of and for the benefit of each Covered Debtholder in connection with the issuance of $450,000,000 aggregate principal amount of its Series A Junior Subordinated Debentures. The intent and effect of the Amendment is to recognize, for purposes of calculating qualified replacement capital under the Replacement Capital Covenant, the proceeds from the issuance of any and all securities specified in the Replacement Capital Covenant, including but not limited to Common Stock, Rights to acquire Common Stock, Debt Exchangeable for Equity and Mandatorily Convertible Preferred Stock, after March 12, 2012 (the effective date of the Amendment) without regard to the date of such issuance.

Capitalized terms used but not defined in this Item 8.01 have the meanings set forth in the Replacement Capital Covenant, as amended.

The Replacement Capital Covenant is attached as Exhibit 4.1 and incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 4.2.

As a result of the Upstream Merger, Exelon succeeded to the rights and obligations of Constellation with respect to the Replacement Capital Covenant.

In addition, on March 12, 2012, by operation of law, in connection with the Upstream Merger, Exelon succeeded to all of Constellation’s rights and obligations under the following agreements: (i) the 1999 Indenture, dated as of March 24, 1999, as supplemented by the First Supplemental Indenture, dated January 24, 2003 (the “1999 Indenture”), by and between Constellation and The Bank of New York, as trustee, relating to Constellation’s 7.60% Fixed-Rate Notes due 2032 and Constellation’s 4.55% Fixed-Rate Notes due 2015, and (ii) the 2008 Indenture, dated June 19, 2008 (the “2008 Indenture”, and together with the 1999 Indenture, the “Indentures”), by and between Constellation and Deutsche Bank Trust Company Americas, as trustee, relating to Constellation’s 5.15% Notes due 2020. In connection with the Upstream Merger, Exelon and the relevant trustee has executed supplemental indentures to each of the Indentures. For further information regarding these supplemental indentures, please see Item 2.03 of the Current Report on Form 8-K of Exelon filed with the SEC on March 14, 2012.

On March 9, 2012, Constellation issued a press release announcing that Constellation had reached a settlement agreement with the Federal Energy Regulatory Commission (“FERC”) related to certain Constellation energy trading transactions in New York wholesale energy markets from September 2007 to December 2008. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

A copy of the joint press release announcing the completion of the Merger is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

* * * * *

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 28, 2011, by and among Exelon Corporation, Constellation Energy Group, Inc. and Bolt Acquisition Corporation (incorporated by reference to Exhibit 2.1 to Constellation’s Current Report on Form 8-K filed with the SEC on April 28, 2011).

2.2	Agreement and Plan of Merger, dated March 12, 2012, by and among Exelon Corporation and Constellation Energy Group, Inc.

2.3	Distribution and Assignment Agreement, dated March 12, 2012, by and among Exelon Corporation, Constellation Energy Group, Inc. and RF HoldCo LLC.

3.1	Amended and Restated Charter of Constellation Energy Group, Inc.

3.2	Bylaws of Constellation Energy Group, Inc.

4.1	Replacement Capital Covenant, dated June 27, 2008 (incorporated by reference to Exhibit 4(b) to Constellation’s Current Report on Form 8-K filed with the SEC on June 27, 2008).

4.2	Amendment to the Replacement Capital Covenant, dated March 12, 2012, amending the Replacement Capital Covenant, dated June 27, 2008.

99.1	Press Release, dated March 12, 2012, announcing the delisting of Constellation Common Stock from the NYSE and CSE.

99.2	Press Release, dated March 9, 2012, announcing the settlement agreement with the Federal Energy Regulatory Commission.

99.3	Joint Press Release, dated March 12, 2012, announcing the completion of the Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)
Date: March 14, 2012	/s/ Charles A. Berardesco
Charles A. Berardesco
Senior Vice President and General Counsel

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)
Date: March 14, 2012	/s/ Charles A. Berardesco
Charles A. Berardesco
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 28, 2011, by and among Exelon Corporation, Constellation Energy Group, Inc. and Bolt Acquisition Corporation (incorporated by reference to Exhibit 2.1 to Constellation’s Current Report on Form 8-K filed with the SEC on April 28, 2011).

2.2	Agreement and Plan of Merger, dated March 12, 2012, by and among Exelon Corporation and Constellation Energy Group, Inc.

2.3	Distribution and Assignment Agreement, dated March 12, 2012, by and among Exelon Corporation, Constellation Energy Group, Inc. and RF HoldCo LLC.

3.1	Amended and Restated Charter of Constellation Energy Group, Inc.

3.2	Bylaws of Constellation Energy Group, Inc.

4.1	Replacement Capital Covenant, dated June 27, 2008 (incorporated by reference to Exhibit 4(b) to Constellation’s Current Report on Form 8-K filed with the SEC on June 27, 2008).

4.2	Amendment to the Replacement Capital Covenant, dated March 12, 2012, amending the Replacement Capital Covenant, dated June 27, 2008.

99.1	Press Release, dated March 12, 2012, announcing the delisting of Constellation Common Stock from the NYSE and CSE.

99.2	Press Release, dated March 9, 2012, announcing the settlement agreement with the Federal Energy Regulatory Commission.

99.3	Joint Press Release, dated March 12, 2012, announcing the completion of the Merger.